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                                                                    EXHIBIT 23.1



                          INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in this Registration Statement of The First Years Inc. (the "Company") on Form S-8 of our report dated March 2, 2000, appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 1999.

/s/ Deloitte & Touche LLP

DELOITTE & TOUCHE LLP
Boston, Massachusetts

July 28, 2000